Exhibit 99.1

AI Infrastructure Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and Rights, Commencing November 24, 2025

LAS VEGAS - November 24, 2025 - AI Infrastructure Acquisition Corp. (the “Company”) (NYSE: AIIA U), a newly organized blank check company incorporated as a Cayman Islands exempted company and led by Jet.AI (Nasdaq: JTAI) Chief Executive Officer Michael Winston, announced today that, commencing November 24, 2025, holders of the units sold in the Company’s initial public offering may elect to separately trade the Company’s Class A ordinary shares and rights underlying the units. Each unit consists of one Class A ordinary share, par value $0.0001 per share, and one right to receive one-fifth (1/5) of one Class A ordinary share upon consummation of the Company’s initial business combination. Holders of units will need to have their brokers contact the Company’s transfer agent, Odyssey Transfer and Trust Company, in order to separate the units into Class A ordinary shares and rights.

The Class A ordinary shares and rights that are separated are expected to trade on the New York Stock Exchange under the symbols “AIIA” and “AIIA R”, respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “AIIA U”.

The units were initially offered by the Company in an underwritten offering through Maxim Group LLC, which acted as the sole book runner for the offering and as the representative of the underwriters in the offering. A registration statement on Form S-1 relating to these securities (File No. 333-284815) was declared effective by the Securities and Exchange Commission (the “SEC”) on September 30, 2025. Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About AI Infrastructure Acquisition Corp.

AI Infrastructure Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, organized under the laws of the Cayman Islands and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is led by Michael Winston, its CEO, and George Murnane, its CFO.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by the Company and the markets in which it operates, and the Company’s projected future results. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in “Risk Factors” section of the Company’s registration statement and related prospectus filed with the Securities and Exchange Commission in connection with its initial public offering. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Contact

Michael Winston

Chief Executive Officer

(702) 747-4000

mike@jet.ai